Exhibit 99.2

SCALING A CLEAN ENERGY ENERGY POWER PRODUCER June 2023

Disclaimer About this Company Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Clean Earth Acquisition Corp . (“Clean Earth”) and Alternus Energy Group Plc (“Alternus” / “Group”) and for no other purpose . The information contained herein does not purport to be all - inclusive and none of Clean Earth, Alternus or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Viewers of this Presentation should make their own evaluation of Alternus and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary . This Presentation does not constitute ( i ) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Clean Earth, Alternus, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision . Caution Regarding Forward Looking Statements This document contains forward - looking statements within the meaning of section 27 A of the Securities Act and section 21 E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Clean Earth and Alternus . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Some of the statements contained in this document, including information incorporated by reference, discuss future expectations, plans or prospects, or state other forward looking information words such as “intends”, “believes”, "expects," "anticipates,", "plans," "estimates," "should," "likely" or similar expressions reflecting something other than historical fact are intended to identify forward - looking statements but are not the exclusive means of identifying such statements . Forward - looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all . Such statements include, but are not limited to, statements about the benefits to the value of Clean Earth 's stock . Such forward looking statements are based upon the current beliefs and expectations of Clean Earth's management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Clean Earth . Actual results may differ materially from the results anticipated in these forward - looking statements . Factors, among others, that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements include and are not limited to : the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks) ; the impact of decreases in spot market prices for electricity ; dependence on acquisitions for growth in Alternus’s business and inherent risks relating to acquisitions and Alternus’s ability to manage its growth and changing business ; risks relating to developing and managing renewable solar projects ; risks relating to PV plant quality and performance ; risks relating to planning permissions for solar parks and government regulation ; Alternus’s need for significant financial resources (including, but not limited to, for growth in its business) ; the need for financing in order to maintain future profitability ; lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs ; Alternus’s limited operating history ; risks relating to operating internationally, including currency risks and legal, compliance and execution risks of operating internationally ; the potential inability of the parties to successfully or timely consummate the proposed business combination ; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination the approval of the stockholders of Clean Earth is not obtained ; the risk of failure to realize the anticipated benefits of the proposed business combination ; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms ; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future ; the outcome of any potential litigation, government and regulatory proceedings, investigations or inquiries ; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, of the transaction ; costs related to the proposed business combination ; the impact of the global COVID - 19 pandemic ; a financial or liquidity crisis ; the risk of global and regional economic downturns ; the projected financial information, anticipated growth rate, and market opportunity of Alternus ; various environmental requirements ; retention or recruitment of executive and senior management and other key employees ; the risk that the proposed business combination disrupts current plans and operations of Alternus as a result of the announcement and pendency of the business combination ; the ability of the Company to maintain an effective system of internal controls over financial reporting ; the ability of the Company to manage its growth effectively ; the ability of the Company to achieve and maintain profitability in the future ; the ability of the Company to access sources of capital to finance operations and growth ; the success of strategic relationships with third parties ; the effects of inflation, and changes in interest rates ; an economic slowdown, recession or contraction of the global economy ; a financial or liquidity crisis ; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns ; the status of debt and equity markets (including market volatility and uncertainty) ; general business and economic conditions ; the performance of financial markets and interest rates ; the ability to obtain government approvals ; and possible delays in government approvals . While we may elect to update these forward - looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our views change . Therefore, you should not rely on these forward - looking statements as representing our views as of any date subsequent to today . In addition, actual results or stockholder values may differ materially from those indicated by these forward - looking statements as a result of various important factors, including, but not limited to, our ability to raise the necessary financing required to acquire the targeted renewable energy power plants listed herein and in other documents, on suitable terms . At this time, we do not have any offer to finance these plants and there is no guarantee that such financing will be agreed on suitable terms, or at all . If Clean Earth does not succeed in raising the required financing, then the plans outlined herein will be significantly curtailed . 2

Disclaimer (continued) 3 Financial Information ; Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and EBITDA Margin . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Alternus’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the presentation of these measures may not be comparable to similarly - titled measures used by other companies . Clean Earth and Alternus believe these non - GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Alternus’s financial condition and results of operations . Clean Earth and Alternus believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Alternus’s financial results with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Clean Earth and Alternus are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward - looking non - GAAP financial measures is included . Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments . Certain other amounts that appear in this Presentation may not sum due to rounding . Use of Projections independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Alternus or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data This Presentation includes certain information and statistics obtained from third - party sources. None of Clean Earth or Alternus has independently verified the accuracy or completeness of any such third - party information. Management estimates are derived f rom publicly available information released by independent industry analysts and other third - party sources, as well as data from the Company's internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company's exp er ience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assum pti ons and estimates of the future performance of the industry in which the Company operates, and the Company's future performan ce are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other fac tor s could cause results to differ materially from those expressed in the estimates made by independent parties and by the Compa ny. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources bel ieved to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forwa rd - looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward - looking st atements in this presentation. Trademarks This Presentation contains trademarks, trade names and copyrights of Alternus, Clean Earth and other companies, which are the property of their respective owners . Additional Information about the Business Combination and Where to Find It Clean Earth has filed with the SEC a proxy statement relating to the proposed Business Combination, which will be mailed to its stockholders once definitive . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . Clean Earth’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Clean Earth, Alternus and the Business Combination . When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Clean Earth as of a record date to be established for voting on the proposed Business Combination . Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov, on Clean Earth’s website at cleanearthacquisitions . com or by directing a request to : Clean Earth Acquisition Corp . , 12600 Hill Country Blvd, Building R, Suite 275 , Bee Cave, Texas 78738 . Participants in Solicitation Clean Earth, Alternus and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Clean Earth’s shareholders with respect to the potential transaction described in this Presentation under the rules of the SEC . Information about the directors and executive officers of Clean Earth and their ownership of Clean Earth’s securities is set forth in Clean Earth’s Definitive Prospectus filed with the SEC on February 23 , 2022 . Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC . These documents are available free of charge at the SEC’s website at www . sec . gov or by directing a request to : Clean Earth Acquisitions Corp . , Attention : Martha Ross, CFO & COO, telephone : + 1 (800) 508 - 1531 .

Proposed Transaction Summary

Alternus Energy Group ("Alternus" / "the Group" / "AEG") and Clean Earth Acquisitions Corp. ("CLIN") have executed a Business Combination Agreement setting forth the terms and conditions of a business combination (the "Transaction") pursuant to which CLIN will acquire substantially all of Alternus' subsidiaries, other than certain excluded subsidiaries.

ALTERNUS ENERGY

Valuation

- Pro-forma Enterprise Value of $544M[1]
- Pro-forma Equity value of $433M[1]

Structure

- AEG traded in Ireland will own 62% of Alternus Energy to be traded on NASDAQ
- Alternus Energy has 3 core operating pillars; development through its subsidiary Altnua, EPC through its subsidiary Unisun Energy (based in The Netherlands), and O&M through it's subsidiary Uper Energy



AEG PLC
EURONEXT
Public Stockholders
Clean Earth Sponsor
Alternus Clean Energy Inc.
Post Business Combination
Nasdaq
Development
EPC Management
O&M

Today's Presenters



VINCENT BROWNE
Chairman & CEO

- Joined Alternus Energy in 2015 as CFO became Chairman & CEO in 2017
- Responsible for leading the Group
- 7+ years solar experience
- 20+ years finance and operations experience



JOSEPH DUEY
Chief Financial Officer

- Joined Alternus Energy in 2018
- Leads the finance team
- 12+ years renewables experience
- 20+ years finance experience

Notes: (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company 's actual expected results. For more information on forward looking statements see Slide 2 of this presentation (2) Expected AEG ownership after CLIN shareholders' redemptions on May 23, 2023, and assuming no further redemptions on completion of the Transaction.

4

Our Mission Delivering a sustainable future of renewable power with people and planet in harmony . We think globally and act locally working towards a clean energy future by developing, installing and operating renewable assets across the EU and the US that positively benefits both biodiversity and our business while creating value for society as a whole. We are committed to the highest levels of integrity in our operations and with our partnerships to encourage diversity, equity and equality across our industry. We believe economic, social, and climate benefits are not mutually exclusive. Therefore, along with financial returns, we offer investors and stakeholders the opportunity to choose a better future today. 12MWp Zonepark Rilland Project Alternus owned PV park located in the Netherlands 5

Investor Highlights[1]

Strong Revenue CAGR with Positive EBITDA[2] in 2022

- Operating portfolio of diversified and cash generating solar assets
- Revenue CAGR over 130% since 2019
- Adjusted EBITDA2 $12.2 in FY22 with positive Net income

Strong EBITDA Growth Visibility

- Forecast EBITDA[3] - FY23 $17M, FY24 $52M, FY25 $156M, FY26 $209M
- Driven by development assets reaching operation in the period and planned acquisitions for in-construction assets during 2023

Robust Pipeline

- 165.4 MWp of operating assets
- 528 MWp of projects under contract, in construction and in late-stage development
- >3 GWp in pipeline

Transatlantic Operations

- Activities across 7 countries in Europe and the US
- 95% of MWp in Europe at EOY 2022
- 40% projected MWp in Europe and 60% project MWp in the U.S. by 2026

Strong Renewable Power Tailwinds

- Europe is seeking energy independence and solar is a central pillar
- The Inflation Reduction Act "IRA" is a major demand driver of solar in the U.S

Vertical Integration Delivers Lower Capex

- Alternus captures additional value from in-house dedicated Development, EPC and O&M
- Also provides greater growth visibility from early stage

Dynamic & Motivated Team

- Over 200 years of collective experience with expertise spanning all key areas of development, construction, operations and finance

Proven Commitment to ESG

- Established and committed use of environmental, social and governance ("ESG") principles

Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation. (2) EBITDA is a non-GAAP measure. Please see the appendix of this presentation for a reconciliation to Net Income. (3) Assumes development projects reach operation or are acquired at current assumptions underlying our operational plan.

ALTERNUS ENERGY
6

MARKET OVERVIEW

Europe: Repowered - a New Rulebook for Unprecedented Growth Europe is seeking alternative energy sources in its quest for energy independence: solar is a logical answer 8 Rapid Growth : The European solar energy market has experienced significant growth in recent years, driven by lowering LCOE’s of solar PV technology, favorable policies, and increasing environmental awareness among businesses and end users Policy Support : European countries have implemented various policy measures to promote solar energy, such as feed - in tariffs, net metering, and renewable energy targets set by the European Union (Repower EU) to achieve climate and energy goals Installed Capacity : The total installed solar capacity in Europe has surpassed 200 GWp , with several countries leading the way including Germany, Spain, Italy, France, and the Netherlands Expected Evolution of Solar PV Installed Capacity in the EU ( GWp ) 1 European Solar PV Market at a Glance Main Trends in the European Solar PV Sector 1 New Installed PV Capacity in European Markets Which Alternus Operates 1 41.5 GWp Total installed PV capacity in 20221 10 EU Countries adding > 1GWp Annually 13.3 GWp Installed PV capacity in 2022, a 47% increase compared to 2021 Year after year, Europe ranks at the top in terms of increased PV capacity as a % among international regions 2.5 2.6 4.0 4.9 7.5 Alternus operates in some of the largest and fastest growing European jurisdictions Notes: (1) Source: SolarPower Europe (2022): Global Market Outlook for Solar Power 2022 - 2026. Alternus analysis. (2) EU Commission 2050 vision (https://climate.ec.europa.eu/eu - action/climate - strategies - targets/2050 - long - term - strategy_en) CAGR 19 - 26: 13% 119.5 139.4 167.5 208.9 262.4 324.8 398.9 484.1 0 100 200 300 400 500 600 2019 2020 2021 2022 2023 2024 2025 2026 The European Union aims to be a climate - neutral society by 2050 2

The recently passed Inflation Reduction Act (IRA) significantly expanded tax incentives for clean energy, which we believe will further stimulate renewables development in the U.S. USA: Inflation Reduction Act (IRA) – Generational Market Opportunity Shift The volume of installed solar capacity is growing rapidly and is the key driver of renewable energy development in the US and will continue to grow due to the IRA 9 Expected Evolution of Solar PV Installed Capacity in the US ( GWp ) US Solar PV Market at a Glance 35.4 GWp Total installed PV capacity in 2022 8.1 GWp Increase in Installed PV capacity in 2022, a 30% increase compared to 2021 Incentives like the Inflation Reduction Act (IRA) increase the attractiveness of the US Solar market to developers and operators Sources: 1) Solar Energy Industries Association (SEIA) ; 2) SolarPower Europe (2022): Global Market Outlook for Solar Power 2022 - 2026; 3) Independent market advisor Rapid Growth : The US solar energy market has experienced significant growth in recent years, with installed solar capacity increasing at an unprecedented rate . In 2022 , the US installed a record - breaking 24 . 6 gigawatts ( GWp ) of solar capacity Policy Support : Federal, state, and local governments in the US have implemented supportive policies to promote solar energy adoption . The Inflation Reduction Act (IRA) is expected to direct nearly $ 400 B of federal funding to clean energy, with the goal of substantially lowering US carbon emissions by 2030 Commercial Adoption : Large corporations, such as Apple, Amazon, and Google, are investing in solar installations to reduce their carbon footprint and save on energy costs, creating an alternative route to market for solar developers 3 4 5 6 9 10 38 New York Georgia Arizone Florida Texas North Carolina California 76 96 123 158 199 243 290 341 0 50 100 150 200 250 300 350 400 2019 2020 2021 2022 2023 2024 2025 2026 Main Trends in the US Solar PV Sector Installed PV Capacity by US States in 2021 , Top 7 States ( GWp ) CAGR 19 - 26: 28%

Alternus Present in Largest & Fastest Growing European Jurisdictions Installed PV capacity and projected capacity additions, selected European countries ( GWp ) Notes: (1) Source: SolarPower Europe (2022): European Market Outlook for Solar Power 2022 - 2026 10 Installed Capacity (2022) Projected Capacity Additions (’22 - ’26) Alternus Presence Alternus Pipeline Market 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 Spain Poland Greece Portugal Sweden Austria Romania Germany Denmark Belgium Hungary Italy Netherlands France Ireland Installed PV capacity in Europe expected to increase by >257 GWp by 2026 1

Total Addressable Market: Estimated to be Over 396 GWp By 2027 Sources: Europe Report: Solar Power Europe EU market Outlook 2022 & US: Report: 2022_Year_in_Review___Solar_Market_Insight - Wo od MacKensie for SEAI 11 The Expansion of Renewable Power is Experiencing a Significant Boost as Countries Prioritize the Enhancement of Energy Security • The European Commission’s REPowerEU pledge to end Europe’s dependence on Russian fossil fuels also includes a new EU solar target of 750 GWdc by 2030. • Under solar Power Europe’s EU market outlook Medium Scenario, during the years 2023 to 2026, new additions will bring around 275.2 GWp to reach 484.1 GWp of total installed capacity by the end of 2026. Passing of the Inflation Reduction Act (IRA) has had a Substantial Positive Impact on Long - term Solar Forecasts • Wood Mackenzie forecasts that 139 GWdc of total utility - scale installations will be added between 2023 and 2027 and 429 GWdc will be added over the next decade in their base case projections from 2023 to 2033. • This represents a substantial increase and demonstrates the promising future of the solar sector +257 GWdc by 2026 Europe Total Addressable Market +139 GWdc of Utility Scale by 2027 U.S. Total Addressable Market

ALTERNUS BUSINESS OVERVIEW

Alternus Energy at a Glance

Alternus Develops, Constructs, Owns and Operates Renewable Energy
Develops, constructs and owns solar and storage projects in Europe and is rapidly expanding activities in the U.S

Europe and the US are Key Drivers of Growth
Demand for renewable power sources is strengthening due to the passage of the Inflation Reduction Act ("IRA") in the US, and energy dislocation in Europe

Vertical Integration and Project Origination are Differentiators
Develop-to-own business model provides control over entire project life cycle

Diverse and Robust Portfolio
- 165.4 MWp operating portfolio
- > 582 MWp in development and pre-construction
- >3 GWp of identified pipeline[1]

Dynamic & Strategic Management Team
Proven project origination, delivery, operation and financial expertise

Capital Efficient Growth Strategy
Continued expansion of development pipeline with substantial embedded equity value plus value accretive strategic acquisitions in U.S. and Europe delivering sustained positive EBITDA[3] growth

Select Customers & Partners

HUAWEI · risen solar technology · Statkraft · enel · BayWa r.e. · Heidelberg Materials · GSE · engie · Rijksdienst voor Ondernemend Nederland

Key Highlights

$33M
2022A Revenue

$12.2M
2022A EBITDA[2]

165 MWs
Operational MWp's

582 MWs
In development and pre-construction

NOTES: (1) Identified pipeline refers to a collection of potential business opportunities or leads that we have identified and are being actively pursued, but not owned. (2) Adjusted EBITDA is a non-GAAP measure. Please see the appendix of this presentation for a reconciliation to Net Income. (3) EBITDA is a non-GAAP financial measure. The Company is unable to provide a reconciliation of EBITDA to Net Income on a forward-looking basis without unreasonable effort because items that impact this GAAP financial measure are not within the Company's control and/or cannot be reasonably predicted.

ALTERNUS ENERGY
13

Generating Stable and Predictable Long - term Cash Flows 1 Zero input costs (post CapEx) + stable & predictable energy production = consistent margins over long term Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustr ati ve purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company’s actual expected results. For more information on forward looking state men ts see Slide 2 of this presentation. 14 Under Investment Grade Offtake Contracts + Merchant • “Feed - In - Tariff ( FiT )” @ 15 – 20 years fixed prices for all energy produced and/or… with a combination of… • Power Purchase Agreements (“PPA”) for 5 to 10 years, with corporates or utilities, for approximately 70% of energy produced with the remainder being sold in the respective energy markets • with c. 35 years project life And c. 80% project gross margins over project lifetime Sell the clean energy generated by our solar parks via connection to power grids…

Integrated Operating Model Delivers Lasting Shareholder Value[1]

High Value 'Build-to-Own' Business Model

Reduces Capex & Increases Certainty of Business Growth from Early Project Ownership

Benefiting from Vertical Integration



~$5k/MW
~$25k/MW
~$50k/MW
~$100k/MW
~$125k/MW
~$150k/MW
~$250k/MW
~$350k/MW
~$50k/ MW
1 Land Control
2 Environmental Studies
3 Permits Secured
4 Grid Secured
5 Offtake Contracts
6 Ready-to-Build ('RTB') Construction Prep
7 Construction
8 Operations
Land lease and options payments & legal costs
Environment studies
Permitting and Municipality
Grid Access Secured
Investment Grade Offtake Contracts
Equipment & Resource allocation
Construction of parks and connection to grid
EBITDA Generation Asset Management
PROJECT DEVELOPMENT ("Project Rights")
INSTALLATION
ASSET MANAGEMENT
Altnua
UNISUN ENERGY RENEWABLE SOLUTIONS
UPER ENERGY EUROPE

Alternus owns Developer, EPC and O&M companies providing full project value control & greater profit capture at each stage

Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation.

ALTERNUS ENERGY
15

Proven Track Record of Capacity & Revenue Growth in Multiple Markets Notes: (1). Represents owned projects and operating projects as at the date of this presentation. (2) Actual audited revenues fo r the respective periods. 16 Strong Growth in Diversified Operating Projects 1 … … Delivered Over 130% CAGR Revenue 2 Growth 18 MW 26 MW 12 MW 111 MW 24 MW 11 MW 40 MW 88 MW Today FY 2019 FY 2022 FY 2021 FY 2020 165 MW 5.6x Poland Romania Italy Netherlands 2.6 4.7 21.4 32.5 FY 2022 FY 2019 FY 2021 FY 2020 12.5 X c. $ 450M lifetime revenues remaining from current operational assets with c. $ 172M of this contracted.

Future Growth Plan Focused On Organic And Targeted Strategic Opportunities[1]

Core Focus on:

1. Developing 'Build to Own' projects in U.S and Europe
2. Supplemented with value accretive strategic acquisitions



168
US Operating Projects Targeted
80
Pre-construction Projects Stages 4-5
156
363
767
Projects which are in development Stages 2-3
426
658
Projects which are in early development Stages 1-2
1,265
3,116
Operating
Targeted US operating Acquisition 2
Altnua Projects Reaching RTB within 12 months
Targeted Strategic Acquisitions 2
Total Near Term Portfolio
Altnua Projects Reaching RTB within 13-24 months
Additional Stategic Acquisitions 3
Altnua Development Projects after 24 months
Total Identified Portfolio

Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation. (2) Targeted Operating and Strategic Acquisitions are projects have a Letter of Intent granting exclusivity to Alternus for a period of time, where Alternus has a 75% degree of confidence that such projects will ultimately be acquired subject to satisfactory due diligence and other closing conditions and suitable financing terms will be completed. (3) Additional Strategic Acquisitions refer to projects currently in negotiations which subject to subject to satisfactory due diligence, binding contracts and timing, we intend to execute on.

ALTERNUS ENERGY
17

Alternus' Integrated Operations Delivers Capital Efficient Growth[1]

Illustrative European solar park capex components, value uplift @COD and funds available once operational[2]



Difference between resale value of projects and self-developed cost to Alternus
$1.1M-$1.3M
c. 40%
$0.8M-$0.9M
c. $0.1M
c. 10%
$0.7M-$0.8M
Construction Finance Costs
c. 6%
Alternus cost of developed projects (c.60% of end value)
Modules & Inverters
c. 54%
Balance of System + Grid
c. 32%
Devex
c. 8%
c.70% LTV3
Cash Available for Reinvestment / Distribution
Relative Cost of Project to Alternus2
Relative Uplift as % of Sale Value of Operating Project
Standard Debt Facilities Available

All figures in US$ per MW

- Investing in projects at earlier stages allows Alternus to capture more of the equity value uplift as projects move through development cycle
- Lenders consider market value of projects when sizing loans (LTV) as well as other metrics. The 156MW portfolio illustrated would support 70% LTV when operational
- As a result, Alternus can generate excess cash from standard debt facilities available. This is in turn re-invested in new projects that grow the operating portfolio without the need for external equity at the corporate

Notes: (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation. (2). The percentages used reflect expected value split for the 156MW of pre-construction projects currently in progress. See slide 33 for further details. (3). LTV = Loan to Value

ALTERNUS ENERGY 18

Strong ESG Credentials

Positive Direct Environmental Impact[1]

188,050 MWH
of clean energy produced[2]

101,804,000
kilograms equivalent of carbon dioxide avoidance[2]

3.8 million trees
Equivalent to the carbon sequestered annually[3]

44,744
Equivalent homes in powered annually[4]

Positive Direct Social Impact

The Alternus Sustainable Arts Initiative was established in 2022 as a tangible application of Alternus Energy's sustainability policy in addition to our work in the renewable sector

Alternus Sustainable Arts Initiative

The Initiative was established to foster sustainability in the arts by supporting artists and providing them with a platform to share their work and create value for their art. Artists are tasked with creating art with recycled or repurposed materials. Alternus signed an initial 3-year partnership with NCAD National College of Art and Design in Ireland. Winning artists receive a financial reward, and all artwork is displayed on the initiative's website. The physical artwork is displayed in Alternus Energy's offices and partner offices around the world. See the winning artwork from year one here at https://alternussustainablearts.com

Alternus Energy is committed to supporting the ongoing sustainability of artists in our communities through continuous expansion of the artistic disciplines that it funds internationally

Governance

- Majority of Independent Directors with diverse perspectives and expertise
- Board committees comprised only by independent members
- Only one class of shares. No special rights
- Dedicated Chief Sustainability Officer working across the Group on ESG Policy Implementation with a target to publish the Group's initial ESG Policy Report during H1 2024

Notes: (1). Based on FY2022 energy production. (2). Alternus uses Meteocontrol Performance Monitoring System to track production from our solar parks. Country-specific electricity grid greenhouse gas emission factors are used alongside production data to calculate the avoided carbon emissions. (3). the average annual carbon offset of 26.635 kg Co2 per tree (Encon) is used to calculate the number of trees required to avoid that level of carbon. (4). The average annual demand for Irish households (4,200 kWh) (Bonkers.ie) is used to calculate the number of homes powered.

ALTERNUS ENERGY
19

Highly Experienced Leadership Team - Motivated to Deliver Sustained Growth 20 GITA SHAH, Chief Sustainability Officer • Joined Alternus Energy in 2017 • Leads sustainability initiatives across the Group • 8 + years renewables experience • 5 + years strategic and operational management VINCENT BROWNE , Chairman & CEO • Joined Alternus Energy in 2015 as CFO became Chairman & CEO in 2017 • Responsible for leading the Group • 7 + years solar experience • 20 + years finance and operations experience JOSEPH DUEY, Chief Financial Officer • Joined Alternus Energy in 2018 • Leads the finance team • 12 + years renewables experience • 20 + years finance experience LARRY FARRELL, Chief Information Officer • Joined Alternus in 2019 • 20 + years at senior leadership positions at Fortune 500 companies building high performing, cross functional, global teams TALIESIN DURANT, Chief Legal Officer • Joined Alternus Energy in 2018 • Leads the legal team • 5 + years solar experience • 20 + years senior operating experience DAVID FARRELL, Chief Commercial Officer • Joined Alternus Energy in 2022 • Leads the commercial activities including M&A • 20 years capital markets, project finance, infrastructure and renewables, and finance industry experience GARY SWAN, Chief Technical Officer • Joined Alternus Energy in 2021 • Leads project management and delivery teams and technology • 30 + years renewables experience • 30 + years technical experience BILL SADLIER, CEO Altnua • Joined Alternus Energy in 2022 • Leads the Development arm of Alternus , “ Altnua ” • 20 + years renewable energy project development, project finance and private equity across Europe and the US 66 Team members 12 Nationalities 7 Countries 30% Female Global Team Composition

FINANCIALS & VALUATION

2022 Results

+108% — **~$28M Annual Recurring Revenues**
(2021 ~$26M ARR)

+117% — **165.4 MWp of assets in operation**
(2021 – 141.8MWp of assets in operation)

+152% ⬆ — **$32.5M of revenue**
(2021 – $21.4M)

+182% ⬆ — **$12.2M of EBITDA[1]**
(2021 – $6.7M)

- Strong market tailwinds
- Expansion of executive management and key team members to support growth
- Successful integration of EPC and O&M activities
- 2022 Energy production ahead of prior expectations (+8.3%)
- Strong local relationships driving recurring business, reflecting in contracted backlog and pipeline
- Closed on €500M Deutsche Bank facility to fund planned construction activities

(1) EBITDA is a non-GAAP measure. Please see the appendix of this presentation for a reconciliation to Net Income.

ALTERNUS ENERGY 22

Company Objective of Increasing Operating Portfolio to C.3 GWp BY 2026[1]

Strong Growth and Clear Visibility to Operating Projects Leads to…



MWp's
Operating (beginning of year)
Altnua Additions
Targeted Strategic Projects
In Construction at EOY
165
406
246
165
81
787
765
363
156
246
980
2,136
730
641
765
3,116
250
730
2,136
FY 2022 actual
FY 2023 f/cast
FY 2024 f/cast
FY 2025 f/cast
FY 2026 f/cast

… 'Stair Step' Long Term Recurring EBITDA Created from Stable & Predictable Revenues[4]



EBITDA[2] in $Millions
Annualization Adjustment for projects added in period
EBITDA booked in period from Projects reaching operation
Run Rate EBITDA (beginning of year)
+109.6%
12.2
16.5
96.8
44.4
35.8
16.5
191.8
35.6
59.5
96.8
256.5
48.0
16.7
191.8
FY 2022 actual
FY 2023 f/cast
FY 2024 f/cast
FY 2025 f/cast
FY 2026 f/cast

Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation. (2) EBITDA is a non-GAAP financial measure. The Company is unable to provide a reconciliation of EBITDA to Net Income on a forward-looking basis without unreasonable effort because items that impact this GAAP financial measure are not within the Company's control and/or cannot be reasonably predicted. (4) Assumes development projects reach operation or are acquired at current assumptions underlying our operational plan.

23

Equity Efficient Capital Structure Enables Self Sustaining Growth

Integrated Business Model Delivers....

....Perpetual 750MWp Installed Capacity Annually from 2026



~$65m
Peak Funding[1]

$95m[1]
Creates c. $95m[1] free cash by 2026

+750 MWp
added from 2026
No further equity

.... Financing Optionality to Deliver c.3 GWp Operating Projects by 2026



~$265m
Cash released from refinancing / minority ownership sell down of Altnua projects
~$150m
Potential minority ownership sale of Identified US Projects
~$50m
Equity / Corporate Debt (Next 12 months)
~$65m
~$95m
Excess Cash
~$170m
~$110m
Altnua Devex to 2026
~$30m
Equity Contribution for identified US Projects
~$30m
General Working Capital
Sources
Uses

(1) A total of US$65m is the peak requirement based on delivery of the operational plan to 2026 s and is anticipated to be funded from a combination of equity and/or Corporate level debt over the next 12 months. Additional funding sources to deliver on the plan to 2026 include potential sales of minority ownership of projects and/or the refinancing the development portfolio once these projects reach operational status. ()2) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company 's actual expected results. For more information on forward looking statements see Slide 2/3 of this presentation

ALTERNUS ENERGY
24

Income Statement Actual and Forecasted[5]

USD millions	FY'22 Actual	FY'23 f/c	FY'24 f/c	FY'25 f/c	FY'26 f/c
Revenue	**32.5**	**32.2**	**78.3**	**202.2**	**269.9**
Cost of Goods Sold	(9.2)	(5.6)	(11.0)	(25.9)	(40.9)
Gross Profit	23.3	26.6	67.3	176.3	229.0
General and Administrative	(11.1)	(10.0)	(15.0)	(20.0)	(20.5)
EBITDA[2]	**12.2**	**16.5**	**52.3**	**156.3**	**208.5**
Depreciation & Amortization	(7.2)	(13.8)	(35.6)	(87.3)	(127.4)
Operating Profit/(loss)	5.0	2.8	16.7	69.0	81.1
Discontinued Projects[1]	(23.9)	-	-	-	-
Other	0.1	-	-	-	-
Net Financing Cost	(17.4)	(14.6)	(31.4)	(80.0)	(103.7)
Profit Before Tax[2]	(36.2)	(11.8)	(14.7)	(11.0)	(22.6)
Tax	0.0	(1.5)	(2.2)	(7.0)	(7.1)
Profit/(Loss) for the Period[2]	**(36.2)**	**(13.3)**	**(16.9)**	**(18.0)**	**(29.7)**
Ratios					
Gross Margin	*72%*	*82%*	*86%*	*87%*	*85%*
EBITDA margin	*38%*	*51%*	*67%*	*77%*	*77%*
Revenue Growth Rate YoY	*n/a*	*-1%*	*143%*	*158%*	*33%*
Annual Recurring Revenues	*n/a*	*37.8*	*133.3*	*248.9*	*332.3*
Annualization Adjustment	*n/a*	*5.6*	*55.0*	*46.7*	*62.3*

Non-GAAP Measure Run Rate EBITDA ($Millions) [3]



52.3
44.5
96.8
2024
FY'24 (E) (as reported)
FY'24 (E) (as reported)
FY'23 (E) (Pro forma)4



156.3
35.5
191.8
2025
FY'24 (E) (as reported)
Annualization Adjustment
FY'24 (E) (Pro forma)4

NOTES: (1) FY 2022 includes the costs of 23.9M incurred due to abandoning the acquisition or development of renewable energy projects in the period. (2) Non-GAAP Measures includes: 'EBITDA' / 'Reported EBITDA' / 'Booked EBITDA' is Earnings Before Interest, Taxes, Depreciation, and Amortization; 'Annualization Adjustment' refers to the EBITDA generated in the first 12 months of operations of any projects that has not been included in the Reported EBITDA. Refer to Slides 39 and 40 for Adjusted EBITDA definitions and reconciliation and Non-GAAP measures. (3) Pro-Forma EBITDA refers to EBITDA plus the Annualization Adjustment as presented in the Non-GAAP Measure Run Rate EBITDA graphs for FY2024(E) and FY2025(E). (5) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company 's actual expected results. For more information on forward looking statements see Slide 2 of this presentation.

ALTERNUS ENERGY

25

Scalable business model supported by an unprecedented growth in core markets driven by strong regulatory and demand driven tailwinds Long life assets with stable and predictable income streams allow for flexible debt options to maximize equity returns Proven business model with compelling growth engine forecasted to deliver >100% CAGR over next 4 years Efficient equity business which generates consistently high returns to stakeholders Positive EBITDA with increasing margins that benefit directly from economies of scale 26 Financial Strengths

TRANSACTION SUMMARY

Pro Forma Valuation 1. Assumes 0% redemptions by CLIN public stockholders. 2. Excludes 2.56mm shares vesting at a share price of $12.50. Includes 89 0,000 shares from Private Placement Units. 3. Excludes 20mm earnout shares that will be released from escrow upon meeting targets.4. Represents estimated balance as of Transaction closing, a portion of which is ex pec ted to be drawn subsequent to closing, but prior to 12/31/2023 5. Ownership structure updated based on CLIN shareholders’ redemptions on May 23rd 2023. 28 October 2022 Pro Forma Valuation ($Millions) Current Pro Forma Valuation ($Millions) CLIN Public Shares 1 $230.0 Shares from CLIN Rights $23.0 CLIN Sponsor 2 $60.0 Alternus Roll Over Equity 3 $550.0 Pro Forma Equity Value $863.0 Plus: Existing Alternus Debt 4 $357.8 Less: Existing Alternus Cash ($10.0) Less: Transaction Cash to Balance Sheet ($218.8) Pro Forma Enterprise Value $992.0 CLIN IPO Proceeds (net of redemptions) $84.5 Shares from CLIN Rights $23.0 CLIN Founder Shares 2 $60.0 Alternus Roll Over Equity 3 $275.0 Pro Forma Equity Value $442.5 Plus: Existing Alternus Debt 4 $189.7 Less: Existing Alternus Cash ($2.9) Less: Transaction Cash to Balance Sheet ($75.2) Pro Forma Enterprise Value $554.1 Pro Forma Ownership 1 Pro Forma Ownership 5 29% 7% 64% 24% 14% 62% CLIN Public Shareholders 1 Alternus Parent 3 CLIN Sponsor 2 CLIN Public Shareholders 5 Alternus Parent 3 CLIN Sponsor 2

7.1x 10.0x 9.0x 8.7x 8.6x 8.6x 8.5x 6.7x 6.1x 2.0x 2024 Trading Multiples Source: S&P Capital IQ & Bloomberg, Market Data as of 6/05/2023, Alternus figures from Management Presentation as shown on pa ge 25 29 2024E EV / EBITDA 2024E EV / Revenue 10.6x 15.1x 12.1x 12.0x 10.9x 10.8x 10.6x 9.9x 8.2x 5.3x Average: 10.5x Average: 7.6x

Operational Benchmarking Source: S&P Capital IQ & Bloomberg, Market Data as of 6/05/2023, Alternus figures from Management Presentation as shown on pa ge 25 Peer Revenue and EBITDA reflect Analyst Consensus Estimates for Fiscal Years, which may be calculated differently from how Al ter nus calculates EBITDA and may or may not include annualization or other adjustments. 1. Alternus EBITDA CAGR and EBITDA Margin reflect “EBITDA” and “EBITDA Margin” per Page 25 30 EBITDA CAGR (2022 - 2024) Revenue CAGR (2022 - 2024) 2024 EBITDA Margin 107% 70% 60% 44% 38% 32% 13% 10% 0% - 2% Average: 29% 55% 65% 64% 46% 33% 13% 10% 8% 2% 1% Average: 27% 67% 85% 84% 81% 75% 72% 72% 66% 62% 37% Average: 70%

APPENDIX

Portfolio – Current Offtaker Overview

	Italy	Romania	Netherlands	Poland	U.S
Offtake Type	• Italian government backed Feed-in-Tariff (FiT) program processed by the GSE • Short term PPA for energy sales with multiple off-takers	• Romanian government issued Green Certificates (GC's) under an EU support scheme are processed by ANRE which are then traded on OPCOM, the exchange market for energy • Short term PPA for energy sales with multiple off-takers	• SDE + subsidy scheme managed by the Netherlands Enterprise Agency (RVO) • Project receives two cash payments (1) from the state department RVO and (2) from Engie as part of the energy value. • The total of (1) and (2) amounts to the fixed SDE+ granted subsidy	• Corporate PPA with Górażdże Cement of Heidelberg Cement Group (Investment Grade off-taker BBB-) • Feed-in-Tariff (CfD) with Polish Energy Regulatory Office of Electricity • Merchant energy sales - Energy sold on the national energy marketplace. Statkraft manage this process on behalf of Alternus	• Corporate PPA with various (Investment Grade off-takers across the US projects • Merchant energy sales - Energy sold on the national energy marketplace. Alternus will manage this process in house
Term	• **GSE FiT** – 20 Years from first operation • **PPA** – 1 year +	• **ANRE GC Scheme** – 15 Years from first operation • **PPA** – Variable pricing	• **SDE+ Subsidy** – 15 Years form first operation	• **Corporate PPA** – 10 Year • **CfD** – 15 Years	• **Corporate PPA** – 10 Year – to be executed
% of Revenue	• FiT – 85% • PPA/Merchant – 15%	• GC – 85% • PPA/Merchant – 15%	• SDE+ Subsidy – 100%	• PPA 70% / Merchant 30% • CfD – 15 years	• PPA 70% / Merchant 30%
Long term counterparty	GSE Gestore Servizi Energetici	opcom, ANRE	Rijksdienst voor Ondernemend Nederland	HEIDELBERG CEMENT, Urząd Regulacji Energetyki	TVA TENNESSEE VALLEY AUTHORITY
PPA Counterparty / Service provider	enercity positive energie, EGO, gnera energia	NEXT ENERGY furnizare PARTNERS, TINMAR energy, enel, electrica furnizare s.a.	engie	Statkraft	Not Applicable

ALTERNUS ENERGY
32

Development Asset Status – Project by Project[1]

Altnua Development Milestone

	Project	Region	MWps	1	2	3	4	5	Target RtB Date	Target COD date	Expected year 1 Revenue	Expected year 1 EBITDA
Near term Development assets [<12 moths to RTB]	Santa Vittoria	Italy	10	●	●	●	●	●	Dec-23	Oct-24	1,269	1,097
	Motolla	Italy	23.9	●	●	●	●	●	Sep-23	Sep-24	5,051	4,640
	Monteiasi	Italy	25.4	●	●	●	●	●	Sep-23	Sep-24	5,377	4,939
	Caprarica	Italy	15	●	●	●	●	●	Feb-24	Dec-24	1,890	1,632
	Melfi	Italy	20	●	●	●	●		Dec-23	Dec-24	2,849	2,505
	Torre Santa Susanna	Italy	25	●	●	●			Nov-23	Nov-24	3,150	2,720
	Troia	Italy	26.4	●	●	●			Dec-23	Dec-24	3,218	2,775
	Cingoli	Italy	10	●	●				Mar-24	Dec-24	1,211	1,039
	Subtotal		**155.8**								**24,014**	**21,346**
Other owned development assets [>12 moths to RTB]	Bisaccia	Italy	20	●	●	●	●		Aug-24	Jul-25	2,895	2,527
	Melfi 2	Italy	20	●	●	●			May-24	Feb-25	2,221	1,854
	Lacedonia	Italy	57.7	●	●	●			May-24	Aug-25	8,109	7,049
	Giovinazzo & Trani	Italy	16.5	●	●	●			May-24	Feb-25	1,956	1,653
	Oryx	Spain	8	●	●	●			May-24	Mar-25	1,169	1,018
	Rocchetta	Italy	25	●	●	●			Apr-24	Apr-25	3,881	3,534
	Mirabal	Spain	60	●					Dec-24	Jan-26	5,702	4,512
	Lesina	Italy	20.4	●					Mar-26	Feb-27	2,561	2,187
	Totana I	Spain	60	●					Nov-25	Dec-26	6,626	5,446
	Montesecco	Italy	138.6	●					Oct-24	Nov-25	19,287	16,202
	Subtotal		426.2								55,315	46,734
	Total Owned		**582.4**								**79,329**	**68,081**

Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation. (2)

ALTERNUS ENERGY 33

Targeted Pipeline Overview Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustr ati ve purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company’s actual expected results. For more information on forward looking statements see Slide 2 of this presentation. (2) 34 Strategic Acquisition Pipeline Segment Generating MWp Storage Capacity MWp Targeted near - term strategic acquisition projects Western Europe 172 United States 190 10 Subtotal 363 10 Additional strategic acquisition pipeline Western Europe 110 United States 548 Subtotal 658 Total Acquisition Pipeline 1,021 10 Development Pipeline Region Pipeline MWp Attrition Target Installed Capacity Altnua Development Pipeline 2024 - 2026 Ireland 350 159 Italy 395 179 Portugal 911 413 Spain 120 54 United States 1,015 460 Total 2,791 55% 1,265 28% 72% Western Europe United States Ireland Italy 13% 14% 33% 4% 36% Portugal Spain US

ESG Metric Projections

Energy Produced GWH[1]



0.24 GWh Installed
1.2 GWh Installed
2.1 GWh Installed
3.1 GWh Installed
0.3 GWh
1.99 GWh
3.65 GWh
5.31 GWh
2023
2024
2025
2026

Kilo Tonnes of CO2 Equivalent Avoidance[2]



147 kt
686 kt
1152 kt
1703 kt
2023
2024
2025
2026

Homes Powered Annually[3]



73,544
475,842
870,758
1,264,107
2023
2024
2025
2026

Trees Sequestered Annually[4]



5.5M
25.8M
43.3M
64M
2023
2024
2025
2026

Notes: (1) Based on energy production assumptions from projected MWp installed. (2) Country-specific electricity grid GHG emission factors (generation and production factors) from Carbon Footprint report published in February 2023 are used with assumed production data to calculate the potential carbon emission avoidance. Please note these grid emission factors are subject to change based on country electricity source and fuel mix. (3) The average annual demand for Irish households (4,200 kWh) (Bonkers.ie) is used to calculate the number of homes powered. (4) the average annual carbon offset of 26.635 kg Co2 per tree (Encon) is used to calculate the number of trees required to avoid that level of carbon. (4)) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company 's actual expected results. For more information on forward looking statements see Slide 2/3 of this presentation.

ALTERNUS ENERGY 35

Forecast Assumptions Appendix 36 2023 – 2025 Forecast Common Assumptions 2023 Forecast Based on the Following • Production estimates based on third party engineering reports or internal production reports and adjusted for the appropriate panel degradation. • Revenues for each project is calculated by multiplying the production by the KW/h energy rates based on a specific offtake agreement or if no offtake agreement, then Alternus uses forecasted energy rates provided by a third - party expert. • Operations and maintenance (O&M) costs are based on contracted amounts for O&M, land leases, insurance. Other O&M costs is an estimate based on Alternus management’s analysis. • Asset management costs are estimates based on Alternus management’s analysis of what the costs will be to maintain the number of special purpose vehicles associated with the project(s). • Taxes are based on the specific prevailing tax rates per country. • Assumes no significant changes in accounting policy or material one - time charges. • Revenues are based on current projects owned and operating ( 165MWps ), including additional projects in 2022 under contract to be acquired by Alternus . • Debt is based on existing bond debt at 6.5% that is expected to be refinanced in the second half of 2023 for another three - year term, which was estimated at the bond interest rate at the time of preparation of the forecasts. Alternus has assumed that the debt will be non - amortizing and mature in the second half of 2026. The debt is then assumed to be amortized for 15 – 20 years based on the remaining project life. • Revenues in 2023 are generally based on current projects owned and operating ( 165MWps ), plus estimated revenues from additional projects that are currently owned, under contract to be acquired or as to which Alternus has exclusive rights. ‘Exclusive Rights’ projects are projects as to which letters of intent have been executed with sellers confirming price and terms and granting exclusivity to Alternus to complete due diligence and are subject to completion of binding contracts. The revenues for additional projects assumed that Alternus will have offtake agreements with investment grade offtakers (BBB - or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement. • Debt assumes a twenty - five - year term with the first three years being non amortizing based on interest rates and terms available to Alternus at the date of the preparation of the forecasts. • Corporate overhead is estimated at $ 10.0M for 2023. 2024 Forecast Based on the Following 2025 Forecast Based on the Following • Revenues are generally based on the same assumption as the 2023 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. The revenues for additional projects assumed that Alternus will have offtake agreements with investment grade offtakers (BBB - or better) for a least 70% of the production, which is consistent with current projects that do not feed in tariff agreement. • Debt assumes a twenty - five - year term with the first three years being non amortizing based on interest rates and terms available to Alternus at the date of the preparation of the forecasts. • Corporate overhead is estimated at $ 15.0M for 2024. • Revenues are generally based on the same assumption as the 2024 forecast, plus estimated revenues from additional projects that are currently owned, under contract or exclusive rights. Revenues for additional projects, assumed that Alternus will have offtake agreements with investment grade offtakers (BBB - or better) for a least 70% of the production, which is consistent with current projects that do not have a feed in tariff agreement. • Debt assumes a twenty - five - year tenor with the first three years being non amortizing based on interest rates and terms available to Alternus at the time of the preparation of the forecast. • Corporate overhead is estimated at $ 20.0M for 2025.

Risk Factors (1 of 2)

Risk Factors

The list below of risk factors has been prepared solely for purposes of the proposed business combination of Clean Earth Acquisitions Corp. ("Clean Earth") and Alternus Energy Group Plc ("Alternus"), pursuant to which Clean Earth will acquire all of Alternus's interests in its subsidiaries, other than certain excluded subsidiaries (the "Acquired Subsidiaries") (the "Business Combination"). All references to "Alternus," the "Company," "we," "us" or "our" refer to the business of Alternus conducted through the Acquired Subsidiaries and all reference to the Combined Company refer to Clean Earth and the Acquired Subsidiaries after the closing of the Business Combination. The risks presented below are certain of the material risks related to the Company and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Clean Earth, with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Clean Earth and the proposed transactions between the Company and Clean Earth, and may differ significantly from and be more extensive than those presented below.

You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment post-combination company. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's equity securities may decline.

Risks Related to Alternus' Business and Industry.

- Alternus' limited operating history may not serve as an adequate basis to judge its future prospects and results of operations.
- We cannot assure you that we will achieve or maintain profitability and our auditor has expressed substantial doubt about our ability to continue as a going concern.
- Alternus' substantial indebtedness could adversely affect its business, financial condition and results of operations.
- Alternus' business as an independent power producer requires significant financial resources, and the growth prospects and future profitability of Alternus depends to a significant extent on the availability of additional funding options with acceptable terms. If the Company does not successfully undertake subsequent financing plan(s), it may have to sell certain of its solar parks.
- Alternus is a holding company that relies on distributions and other payments, advances, and transfers of funds from its subsidiaries to meet its obligations.
- Decreases in the spot market price of electricity could harm Alternus' revenue and reduce the competitiveness of solar parks in grid-parity markets.
- Alternus' power purchase agreements may not be successfully completed.
- The seasonality of the Alternus' Subsidiaries' operations may materially affect the Company's business, results of operations, cash flow, and financial condition.
- The acquisition of renewable energy facilities or of companies that own and operate renewable energy facilities is subject to substantial risk.
- The delay between making significant upfront investments in solar parks and receiving revenue could materially and adversely affect the Company's liquidity, business and results of operations.
- The Company may experience delays related to developing and maintaining renewable energy projects.
- Solar project development is challenging and may ultimately not be successful and miscalculations in planning a project may negatively affect engineering procurement and construction ("EPC") prices, all of which could increase the costs, delay or cancel a project, and have a material adverse effect on its business, financial condition, results of operations and profit margins.
- Development activities may be subject to cost overruns or delays, which may materially and adversely affect the Company's financial results and results of operations.
- Impact of RePowerEU programme on Alternus' business and future prospects.
- PV plants quality or PV plants performance.
- Any reductions or modifications to, or the elimination of, governmental incentives or policies that support solar energy, including, but not limited to, tax laws, policies and incentives, renewable portfolio standards or feed-in- tariffs, or the imposition of additional taxes or other assessments on solar energy, could result in, among other items, the lack of a satisfactory market for the development and/or financing of new solar energy projects,
- our abandoning the development of solar energy projects, a loss of our investments in solar energy projects and reduced project returns, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
- Holding companies within Alternus have historically entered into multiple transactions with their affiliates. These transactions include financial guarantees and other credit support arrangements, including letters of comfort to such affiliates pursuant to which the holding companies undertake to provide financial support to these affiliates and adequate resources as required to ensure that they are able to meet certain liabilities and local solvency requirements. These holding companies are currently party to many such affiliate transactions, and it is likely they will enter into new and similar affiliate transactions in the future.
- Alternus is in a highly competitive marketplace.
- We depend on certain key personnel and loss of these key personnel could have a material adverse effect on our business, financial condition and results of operations.

ALTERNUS ENERGY

37

Risk Factors (2 of 2)

- If sufficient demand for solar parks does not develop or takes longer to develop than anticipated, Alternus' business, financial condition, results of operations and prospects could be materially and adversely affected.
- Refurbishment of renewable energy facilities involve significant risks that could result in unplanned power outages or reduced output.
- Alternus' project operations may be adversely affected by weather and climate conditions, natural disasters and adverse work environments.
- Business interruptions, whether due to catastrophic disasters or other events, could adversely affect Alternus' operations, financial condition and cash flows.
- Global economic conditions and any related ongoing impact of supply chain constraints and the market of our product and service could adversely affect our results of operations.
- Fluctuations in foreign currency exchange rates may negatively affect Alternus' revenue, cost of sales and gross margins and could result in exchange losses.
- If Alternus fails to comply with financial and other covenants under debt arrangements, its financial condition, results of operations and business prospects may be materially and adversely affected.
- Alternus is subject to counterparty risks under our FiT price support schemes and Green Certificates ("GC") Schemes.
- Alternus' international operations require significant management resources and present legal, compliance and execution risks in multiple jurisdictions.
- The development and installation of solar energy systems is highly regulated; the Company may fail to comply with laws and regulations in the countries where it develops, constructs and operates solar power projects and the government approval process may change from time to time, which could severely disrupt our business operations.
- Existing rules, regulations and policies pertaining to electricity pricing and technical interconnection of customer- owned electricity generation may not continue, and changes to these regulations and policies might deter the purchase and use of solar energy systems and negatively impact development of the solar energy industry.
- Risk related to legal rights to real property in foreign countries.
- Enforcing a United States judgment against Alternus and Alternus's executive officers and directors in Ireland may be difficult.
- The Company conducts its business operations globally and is subject to global and local risks related to economic, regulatory, tax, social and political uncertainties.
- Recent increases in inflation and in the United States and internationally could adversely affect our business.
- The solar energy industry is a new and evolving market, which may not grow to the size or at the rate we expect.
- Our business prospects could be harmed if solar energy is not widely adopted or sufficient demand for solar energy systems does not develop or takes longer to develop than we anticipate.
- Our business has benefited from the declining cost of solar energy system components, and might be harmed to the extent that declines in the cost of such components stabilize or that such costs increase in the future
- Shortages in the supply of silicon could adversely affect the availability and cost of the solar photovoltaic modules used in our solar energy systems.
- Due to the lingering effects of the COVID-19 pandemic the solar industry is experiencing supply constraints, which are resulting in an increase in the cost of solar modules and inverters. If the supply constraints and price increases continue our solar business might be affected.
- A material reduction in the retail price of electricity charged by electric utilities or other retail electricity providers would harm our business, financial condition and results of operations.
- Electric utility statutes and regulations and changes to such statutes or regulations might present technical, regulatory and economic barriers to the purchase and use of our solar service offerings that may significantly reduce demand for such offerings.
- Technological changes in the solar power industry could render our products uncompetitive or obsolete, which could reduce our market share and cause our revenue and net income to decline.
- Already covered supply and demand in the energy market is volatile, and such volatility could have an adverse impact on electricity prices and a material adverse effect on our assets, liabilities, business, financial condition, results of operations and cash flow.
- The ability to deliver electricity to our various counterparties requires the availability of and access to interconnection facilities and transmission systems.
- We may pursue acquisitions that involve inherent risks related to potential internal control weaknesses and significant deficiencies which may be costly for us to remedy and could impact management assessment of internal control effectiveness.
- Uncertain global macro-economic and political conditions could materially adversely affect our results of operations and financial condition.
- Recent increases in inflation and in the United States and internationally could adversely affect our business.

Risks Related to the Business Combination

- There are material risks to unaffiliated investors presented by taking Alternus public through a business combination rather than through an underwritten offering.
- The initial stockholders of Clean Earth, including its officers and directors, have interests in the Business Combination that are different from, or in addition to, the interests of Clean Earth's other stockholders and warrant holders in recommending that stockholders vote in favor of approval of the Business Combination and approval of the other proposals.
- Our Sponsor can earn a positive rate of return on its investment, even if other stockholders experience a negative rate of return in the Combined Company.
- The Sponsor holds a significant number of shares of our common stock. They will lose their entire investment in us if a business combination is not completed.
- We will be a "controlled company" within the meaning of Nasdaq rules and the rules of the SEC. As a result, we will qualify for exemptions from certain corporate governance requirements that provide protection to shareholders of other companies.
- The market price of Clean Earth's common stock following completion of the business combination could be affected by the market price of Alternus' common shares.
- The initial stockholder has agreed to vote in favor of the business combination, regardless of how our public stockholders vote.
- Warrants will become exercisable for the Company's common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
- The Company may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
- Even if we consummate the business combination, there can be no assurance that our public warrants will be in the money at the time they become exercisable, and they may expire worthless.

ALTERNUS ENERGY

38

Non - GAAP Factors 39 The projected financial information included in this proxy statement includes certain non - GAAP financial measures, including EBITDA, EBITDA margin, non - GAAP gross profit and non - GAAP gross margin . Alternus ’ management included these non - GAAP financial measures because it believes they are useful in evaluating Alternus ’ operating performance, as they are similar to measures reported by Alternus ’ public competitors and are regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects . Alternus defines EBITDA as net income (loss), before interest income / (expense), income taxes, depreciation, amortization, and accretion, other income and expense, fixed asset impairment loss, noncapitalized development cost change in fair value of derivative liabilities, stock compensation and any bargain purchase treatment non - GAAP estimates for EBITDA exclude interest, taxes, depreciation which will vary based on borrowing requirements, available interest rates to Alternus at the time capital is required, depreciation of assets and any placeholder for stock - based compensation which is dependent on stock - price projections, which are unknown . EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP . EBITDA margin is a non - GAAP financial measure defined as Alternus ’ EBITDA divided by total revenues . Alternus ’ management believes that these non - GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Alternus ’ performance by excluding certain items that may not be indicative of Alternus ’ business, results of operations, or outlook . Alternus defines non - GAAP gross profit as revenue less cost of revenues . Non - GAAP gross margin is defined as Alternus ’ non - GAAP gross profit divided by total revenues . Alternus ’ management believes nonGAAP gross profit and non - GAAP gross margin can provide a useful measure of Alternus ’ core performance over time as they eliminate the impact of non - cash expenses and allow a direct comparison of Alternus ’ cash operations and ongoing operating performance between periods . Non - GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP . In addition, other companies, including companies in Alternus ’ industry, may calculate similarly titled non - GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non - GAAP financial measures as tools for comparison . A reconciliation is provided below for the non - GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP . Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Alternus ’ business . See slide 40 for the reconciliation of Non – GAAP measures :

Non - GAAP Factors 40 Adjusted EBITDA Reconciliation Year Ended December 31, USD (000s) 2022 – Actual 2023 - Forecast 2024 - Forecast 2025 - Forecast 2026 - Forecast ($’000s) ($’000s) ($’000s) ($’000s) ($’000s) Gross Profit Reconciliation: GAAP Gross Profit 16,145 12,767 31,737 88,997 102,210 Depreciation, amortization, and accretion (7,157) (13,782) (35,557) (87,271) (127,393) Non - GAAP Gross Profit 23,302 26,549 67,294 176,268 229,063 Non - GAAP Gross Margin (%) 72% 82% 86% 87% 85% Non – GAAP EBITDA Reconciliation Net loss (36,284) (13,273) (16,879) (17,948) (29,663) Income taxes 5 1,449 2,205 6,966 7,134 Interest expense 17,437 14,591 31,411 79,979 103,699 Depreciation, amortization, and accretion 7,157 13,782 35,557 87,271 127,393 Non – GAAP EBITDA (11,685) 16,549 52,294 156,268 208,563 Non – GAAP Adjusted EBITDA Reconciliation Non - GAAP EBITDA (11,685) 16,549 52,294 156,268 208,563 Other expenses 1,198 - - - - Other income (1,275) - - - - Development costs 23,925 - - - - Adjusted EBITDA 12,163 16,549 52,294 156,268 208,563

Corporate Headquarters Unit 9 - 10, Plaza 212, Blanchardstown Corporate Park 2, Dublin, D15 R504, Ireland Website www.AlternusEnergy.com Executive management Vincent Browne (Irish) – CEO Joseph Duey (US) – CFO Tali Durant (US) – CLO David Farrell (Irish) – CCO Larry Farrell (Irish) – CIO Bill Sadlier ( irish ) – CEO, Altnua Gita Shah (Irish) – CSO Gary Swan (Irish) – CTO Board of directors Vincent Browne (Irish) – Chairman and CEO John Thomas (US) – Non - Executive Director John McQuillan (Irish) - Non - Executive Director Tone Bjornov (Norway) – Non - Executive Director Javade Chaudrhi (US) - Non - Executive Director